    As filed with the Securities and Exchange Commission on October 29, 2004

                                               Securities Act File No. 333-13317
                                       Investment Company Act File No. 811-07843

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933         /X/

                           Pre-Effective Amendment No.                       / /


                         Post-Effective Amendment No. 27                     /X/


                                     and/or

         Registration Statement Under The Investment Company Act of 1940     /X/


                                Amendment No. 30                             /X/
                        (Check appropriate box or boxes)


                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                 (Exact Name of Registrant Specified in Charter)
                                522 Fifth Avenue
                            New York, New York, 10036
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 348-4782


           George C.W. Gatch                    With copies to:              With copies to:
           522 Fifth Avenue                  Nina O. Shenker, Esq.   John E. Baumgardner, Jr., Esq.
       New York, New York 10036             J.P. Morgan Investment       Sullivan & Cromwell LLP
(Name and Address of Agent for Service)         Management Inc.             125 Broad Street
                                               522 Fifth Avenue            New York, NY 10004
                                              New York, NY 10036


                               ------------------

 It is proposed that this filing will become effective (check appropriate box):

/ /   Immediately upon filing pursuant to paragraph (b)

/X/   60 days after filing pursuant to paragraph (a)(1)

/ /   75 days after filing pursuant to paragraph (a)(2)

/ /   on (date) pursuant to paragraph (b)

/ /   on (date) pursuant to paragraph (a)(1)

/ /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ /   This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

JPMORGAN FUNDS


PROSPECTUS FEBRUARY 19 2005

[GRAPHIC]

JPMORGAN INTERNATIONAL EQUITY FUNDS

ULTRA CLASS SHARES

INTERNATIONAL EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS

International Equity Fund                                       1

The Fund's Management and Administration                        8

How to Do Business with the Fund                               10

    Purchasing Fund Shares                                     10

    Exchanging Fund Shares                                     13

    Redeeming Fund Shares                                      14

Shareholder Information                                        17

    Distributions and Taxes                                    17

    Availability of Proxy Voting Record                        17

    Portfolio Holdings Disclosure                              18

Risk and Reward Elements                                       19

Financial Highlights                                           24

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                      26

How To Reach Us                                        BACK COVER

JPMORGAN INTERNATIONAL EQUITY FUND
(FORMERLY JPMORGAN FLEMING INTERNATIONAL EQUITY FUND)

RISK/RETURN SUMMARY
FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE
PAGES  -  .

THE FUND'S OBJECTIVE
THE FUND SEEKS TOTAL RETURN FROM LONG-TERM CAPITAL GROWTH AND INCOME. TOTAL RETURN CONSISTS OF CAPITAL GROWTH AND CURRENT INCOME.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser of the Fund is JPMIM. In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995       9.83%
1996      10.45%
1997       5.11%
1998      13.54%
1999      39.16%
2000     -16.59%
2001     -16.99%
2002     -12.29%
2003      31.93%
2004      _____%

BEST QUARTER 4th quarter, 1999        27.13
WORST QUARTER 3rd quarter, 2002      -19.71

* The performance in the table for the period before Ultra Class Shares were launched on 2/18/05 and the performance in the bar chart prior to 1/1/05 are based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                  PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)

The after-tax returns are shown for only the Select Class Shares, not the class offered in this prospectus, and after-tax returns for the Ultra Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.
(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.
  ^  Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR ULTRA CLASS SHARES
The estimated expenses of Ultra Class Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                    ULTRA
                                                                             CLASS SHARES
-----------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                           2.00

*    Applies only to shares purchased after February 18, 2005.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM ULTRA CLASS ASSETS)

                                                                                    ULTRA
                                                                             CLASS SHARES
-----------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                      0.80
DISTRIBUTION (RULE 12b-1) FEES                                                       None
SHAREHOLDER SERVICE FEES                                                             None
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)

(1)  "Other Expenses" are based on actual expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Ultra Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed ____% of the average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Ultra Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 2/28/06, and total annual operations expenses thereafter.

This example is for comparison only; the actual return of Ultra Class Shares and your actual costs may be higher or lower.

                                                              1 YEAR     3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT REDEMPTION)

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Fund's other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISERS
JPMIM is the investment adviser for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (London) is the sub-adviser to the Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly-owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly-owned by JPMFAMH.

During the fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers) of % of average daily net assets.

THE PORTFOLIO MANAGERS
The portfolio management team is overseen by James Fisher, a Managing Director of JPMFAM (London). Mr. Fisher is the Director-in-charge of EAFE Funds. He has worked at JPMFAM (London) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMFAM (London), manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMFAM (London) since 1996.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR
One Group Administrative Services, Inc. (the Administrator) provide administrative services and oversee the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' DISTRIBUTOR
One Group Dealer Services, Inc. (OGDS or the Distributor) the is the distributor for the Fund. OGDS is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, OGDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and OGDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, OGDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a CDSC.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Fund through the Distributor.

WHO CAN BUY SHARES?
Ultra Class shares may be purchased by investors (i) whose investments in the Fund are made and directed on their behalf by investment representatives at Banc One Investment Advisors Corporation, JPMIM, Bank One Trust Company, NA, or JPMorgan Chase Bank, NA or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account's initial investment in the Fund is at least $5,000,000.

Ultra Class shares also may be purchased by 401(k) plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, NA, where the plan's investment in the Fund is at least $5,000,000.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or an authorized agent of the Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Ultra Class Shares of the Fund are subject to a $5,000,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fees.

Send the completed Account Application and a check to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks.

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Ultra Class shares of a Fund may be exchanged for Ultra Class shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee of 2.00% of the value of the shares redeemed if you exchange shares of the Fund for shares of another JPMorgan Fund within 60 days of purchase. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans, or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Fund, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Ultra Class Shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received, minus the amount of any applicable redemption fee.

If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of a employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum. To collect the $10 subminimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares - How do I open an account?"

The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   The SEC has permitted a suspension; or

4.   An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and they can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS

-  The Fund's share price and         -  Stocks have generally              -  Under normal circumstances the
   performance will fluctuate in         outperformed more stable              Fund plans to remain fully
   response to stock market              investments (such as bonds and        invested in accordance with its
   movements                             cash equivalents) over the long       policies and may invest
                                         term                                  uninvested cash in affiliated
-  The value of most bonds will                                                money market funds; equity
   fall when interest rates rise;     -  Foreign investments, which            investments may include common
   the longer a bond's maturity and      represent a major portion of the      stocks, convertible securities,
   the lower its credit quality,         world's securities, offer             preferred stocks, depositary
   the more its value typically          attractive potential performance      receipts (such as ADRs and
   falls                                 and opportunities for                 EDRs), trust or partnership
                                         diversification                       interests, warrants, rights, and
-  The Fund could lose money                                                   investment company securities
   because of foreign government      -  Most bonds will rise in value
   actions, political instability,       when interest rates fall           -  The Fund seeks to limit risk and
   or lack of adequate and/or                                                  enhance performance through
   accurate information               -  Foreign bonds, which represent a      active management, country
                                         major portion of the world's          allocation and diversification
-  Investment risks tend to be           fixed income securities, offer
   higher in emerging markets;           attractive potential performance   -  During severe market downturns,
   these markets also present            and opportunities for                 the Fund has the option of
   higher liquidity and valuation        diversification                       investing up to 100% of assets
   risks                                                                       in high quality short-term
                                      -  Emerging markets can offer            instruments
-  Adverse market conditions may         higher returns
   from time to time cause the Fund
   to take temporary defensive
   positions that are inconsistent
   with its principal investment
   strategies and may hinder the
   Fund from achieving its
   investment objective

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS (CONTINUED)

-  The Fund is non-diversified,
   which means that a relatively
   high percentage of the Fund's
   assets may be invested in a
   limited number of issuers.
   Therefore, its performance may
   be more vulnerable to changes in
   the market value of a single
   issuer or a group of issuers

MANAGEMENT CHOICES

-  The Fund could underperform its    -  The Fund could outperform its      -  The sub-adviser focuses its
   benchmark due to its securities       benchmark due to these same           active management on securities
   choices and other management          choices                               selection, the area where they
   decisions                                                                   believe its commitment to
                                                                               research can most enhance
FOREIGN CURRENCIES                                                             returns

-  Currency exchange rate movements   -  Favorable exchange rate            -  Except as noted earlier in this
   could reduce gains or create          movements could generate gains        prospectus, the Fund manages the
   losses                                or reduce losses                      currency exposure of its foreign
                                                                               investments relative to its
-  Currency risks tend to be higher                                            benchmark and may hedge a
   in emerging markets; these                                                  portion of its foreign currency
   markets also present higher                                                 exposure into the U.S. dollar
   liquidity and valuation risks                                               from time to time (see also
                                                                               "Derivatives")
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When the Fund buys securities      -  The Fund can take advantage of     -  The Fund segregates liquid
   before issue or for delayed           attractive transaction                assets to offset leverage risk
   delivery, it could be exposed to      opportunities
   leverage risk if it does not
   segregate liquid assets

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with    -  The Fund uses derivatives for
   options, swaps, and forward           underlying positions can reduce       hedging and for risk management
   foreign currency contracts(1)         or eliminate losses at low cost       (i.e., to establish or adjust
   that are used for hedging the                                               exposure to particular
   portfolio or specific securities   -  The Fund could make money and         securities, markets or
   may not fully offset the              protect against losses if the         currencies); risk management may
   underlying positions and this         investment analysis proves            include management of the Fund's
   could result in losses to the         correct                               exposure relative to its
   Fund that would not have                                                    benchmark
   otherwise occurred                 -  Derivatives that involve
                                         leverage could generate            -  The Fund only establishes hedges
-  Derivatives used for risk             substantial gains at low cost         that it expects will be highly
   management or to increase the                                               correlated with underlying
   Fund's gain may not have the                                                positions
   intended effects and may result
   in losses or missed                                                      -  The Fund may use derivatives in
   opportunities                                                               an effort to produce increased
                                                                               income or gains
-  The counterparty to a
   derivatives contract could
   default

-  Derivatives that involve
   leverage could magnify losses

-  Certain types of derivatives
   involve costs to the Fund which
   can reduce returns

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by the
   Fund, accelerate recognition of
   income to the Fund, affect the
   holding period of the Fund's
   assets and defer recognition of
   certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,    -  The Fund may enhance income        -  The sub-adviser maintains a list
   there is a risk that the loaned       through the investment of the         of approved borrowers
   securities may not be returned        collateral received from the
   if the borrower or the lending        borrower                           -  The Fund receives collateral
   agent defaults                                                              equal to at least 100% of the
                                                                               current value of securities
-  The collateral will be subject                                              loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                  -  The lending agents indemnify the
                                                                               Fund against borrower default

                                                                            -  The sub-adviser's collateral
                                                                               investment guidelines limit the
                                                                               quality and duration of
                                                                               collateral investment to
                                                                               minimize losses

                                                                            -  Upon recall, the borrower must
                                                                               return the securities loaned
                                                                               within the normal settlement
                                                                               period

ILLIQUID HOLDINGS

-  The Fund could have difficulty     -  These holdings may offer more      -  The Fund may not invest more
   valuing these holdings precisely      attractive yields or potential        than 15% of net assets in
                                         growth than comparable widely         illiquid holdings
-  The Fund could be unable to sell      traded securities
   these holdings at the time or                                            -  To maintain adequate liquidity
   price it desires                                                            to meet redemptions, the Fund
                                                                               may hold high-quality short-term
                                                                               instruments (including
                                                                               repurchase agreements) and for
                                                                               temporary or extraordinary
                                                                               purposes, may borrow from banks
                                                                               up to 33 1/3% of the value of its
                                                                               total assets

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
SHORT-TERM TRADING

-  Increased trading could raise      -  The Fund could realize gains in    -  The Fund generally avoids
   the Fund's brokerage and related      a short period of time                short-term trading, except to
   costs                                                                       take advantage of attractive or
                                      -  The Fund could protect against        unexpected opportunities or to
-  Increased short-term capital          losses if a stock is overvalued       meet demands generated by
   gains distributions could raise       and its value later falls             shareholder activity
   shareholders' income tax
   liability

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. Because Ultra Class Shares of the Fund had not commenced operations as of the end of the last fiscal year, the financial highlights included here are the financial highlights with respect to the Select Class Shares of the Fund, which are not offered in this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

SELECT CLASS SHARES

                                                                PER SHARE OPERATING PERFORMANCE:
                                   -------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                ------------------------------------  ----------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                    NET ASSET          NET    SECURITIES               DIVIDENDS
                                       VALUE,   INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                    BEGINNING       INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                                    OF PERIOD       (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
INTERNATIONAL EQUITY FUND(i)(k)

Year Ended 10/31/04
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/03                $    19.45         0.30^         3.72        4.02        0.28             --           0.28
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                $    21.20         0.21^        (1.84)      (1.63)       0.12             --           0.12
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                $    32.00         0.39         (6.35)      (5.96)       0.18           4.66           4.84
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                $    33.33         0.15          1.05        1.20        0.13           2.40           2.53
------------------------------------------------------------------------------------------------------------------------------

  #  Short periods have been annualized.
  ^  Calculated upon average shares outstanding.
(i)  Formerly Chase Vista Select International Equity Fund.
(k) On November 20, 1998, the Fund underwent a "6 for 1" split of shares. Prior periods have been restated to reflect this split.

                                   PER SHARE OPERATING PERFORMANCE:                    RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------   -----------------------------------------------------------
                                                                                            RATIOS TO AVERAGE NET ASSETS: #
                                                                                      -------------------------------------------
                                                                        NET ASSETS,                     NET              EXPENSES
                                       NET ASSET                             END OF              INVESTMENT       WITHOUT WAIVERS
                                      VALUE, END        TOTAL                PERIOD        NET       INCOME        REIMBURSEMENTS
                                       OF PERIOD       RETURN(a)      (000 OMITTED)   EXPENSES       (LOSS)   AND EARNING CREDITS
INTERNATIONAL EQUITY FUND(i)(k)

Year Ended 10/31/04
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/03                   $    23.19        20.90%        $     813,466       1.10%       1.45%                  1.55%
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                   $    19.45        (7.74%)       $     247,426       1.03%       1.03%                  1.54%
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                   $    21.20       (21.62%)       $     181,296       1.00%       0.87%                  1.54%
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                   $    32.00         2.71%        $     226,248       0.66%       0.38%                  1.50%
---------------------------------------------------------------------------------------------------------------------------------

                                              RATIOS/SUPPLEMENTAL DATA:
                                   -----------------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                                   --------------------------------
                                                     NET INVESTMENT
                                                      INCOME (LOSS)
                                                   WITHOUT WAIVERS,      PORTFOLIO
                                                     REIMBURSEMENTS       TURNOVER
                                                AND EARNING CREDITS           RATE
INTERNATIONAL EQUITY FUND(i)(k)

Year Ended 10/31/04
----------------------------------------------------------------------------------
Year Ended 10/31/03                                            1.00%            16%
----------------------------------------------------------------------------------
Year Ended 10/31/02                                            0.52%            20%
----------------------------------------------------------------------------------
Year Ended 10/31/01                                            0.33%            33%
----------------------------------------------------------------------------------
Year Ended 10/31/00                                           (0.46%)          149%
----------------------------------------------------------------------------------

JPMORGAN INTERNATIONAL EQUITY FUNDS

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. One Group Dealer Services, Inc. (OGDS) and One Group Administrative Services, Inc. became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-7843.


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

PR-INTEQU-205

                       JPMorgan International Equity Funds

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 19, 2005

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
         JPMorgan International Value Fund ("International Value Fund") JPMorgan Emerging Markets Equity Fund ("Emerging Markets Equity Fund")
 JPMorgan International Opportunities Fund ("International Opportunities Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
        JPMorgan International Growth Fund ("International Growth Fund")
                       JPMorgan Japan Fund ("Japan Fund")
                 JPMorgan Asia Equity Fund ("Asia Equity Fund")
                JPMorgan Intrepid European Fund ("European Fund")
                  JPMorgan International Small Cap Equity Fund
                     ("International Small Cap Equity Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
        JPMorgan International Equity Fund ("International Equity Fund")

                    (each a "Fund," collectively the "Funds")

This Statement of Additional Information ("SAI") is not a prospectus, but contains additional information which should be read in conjunction with the prospectuses dated February 19, 2005 ("Prospectuses"), for the Funds as supplemented from time to time. Additionally, this SAI incorporates by reference the financial statements dated October 31, 2004 ("Financial Statements") included in the Shareholder Reports relating to the Funds. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting One Group Dealer Services, Inc. ("OGDS"), the Funds' distributor, at 1111 Polaris Parkway, Columbus, OH 43271.

For more information about the Funds or the Financial Statements, simply write or call:

                                 JPMorgan Funds
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111


                                                                   SAI-INTEQ-___

                                TABLE OF CONTENTS

GENERAL                                                                        1
INVESTMENT STRATEGIES AND POLICIES                                             3
INVESTMENT RESTRICTIONS                                                       23
TRUSTEES                                                                      27
OFFICERS                                                                      35
CODES OF ETHICS                                                               36
PROXY VOTING PROCEDURES AND GUIDELINES                                        36
INVESTMENT ADVISERS AND SUB-ADVISERS                                          39
ADMINISTRATOR                                                                 43
DISTRIBUTOR                                                                   45
DISTRIBUTION PLAN                                                             46
CUSTODIAN                                                                     49
TRANSFER AGENT                                                                49
SHAREHOLDER SERVICING                                                         49
EXPENSES                                                                      52
FINANCIAL PROFESSIONALS                                                       52
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 52
INDEPENDENT ACCOUNTANTS                                                       54
PURCHASES, REDEMPTIONS AND EXCHANGES                                          54
DIVIDENDS AND DISTRIBUTIONS                                                   58
NET ASSET VALUE                                                               58
PERFORMANCE INFORMATION                                                       59
PORTFOLIO TRANSACTIONS                                                        64
MASSACHUSETTS TRUST                                                           67
DESCRIPTION OF SHARES                                                         68
DISTRIBUTIONS AND TAX MATTERS                                                 69
ADDITIONAL INFORMATION                                                        75
FINANCIAL STATEMENTS                                                          76
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                   A-1

                                     GENERAL

          This SAI relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

International Value Fund                 Select, Institutional, Class A, Class B and Class C
Emerging Markets Equity Fund             Select, Institutional, Class A, Class B and Class C
International Opportunities Fund         Select, Institutional, Class A, Class B and Class C
International Growth Fund                Select, Institutional, Class A, Class B and Class C
Japan Fund                               Select, Institutional, Class A, Class B and Class C
European Fund                            Select, Institutional, Class A, Class B and Class C
Asia Equity Fund                         Select, Institutional, Class A, Class B and Class C
International Small Cap Equity Fund      Select, Institutional, Class A, Class B and Class C
International Equity Fund                Select, Institutional, Cass A, Class B, Class C and Ultra

          Currently, each Fund offers the following classes of Shares:

International Value Fund                 Select, Institutional, Class A and Class B
Emerging Markets Equity Fund             Select, Institutional, Class A and Class B
International Opportunities Fund         Select, Institutional, Class A and Class B
International Growth Fund                Class A and Class B
Japan Fund                               Class A and Class B
European Fund                            Select, Institutional, Class A, Class B and Class C
Asia Equity Fund                         Select, Institutional and Class A
International Equity Fund                Select, Class A, Class B and Class C

          Effective February 19, 2005, the International Equity Fund will also offer Ultra Class Shares.

          PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Trusts approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series, a Massachusetts business trust ("JPMMFS"), subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

          On August 19, 2004, the Boards of Trustees of JPMIF, JPMMFG and JPMMFSG also approved merger transactions involving two of the Funds included in this SAI that are respective series of those Trusts. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.

Acquired Fund                                                       Acquiring Fund
JPMorgan Global 50 Fund (a series of J.P. Morgan   MERGES WITH      International Opportunities Fund (a series of
Series Trust)                                      AND INTO         JPMIF)

One Group Diversified International Fund (a        MERGES WITH      International Equity Fund (a series of JPMMFSG)
series of One Group Mutual Funds)                  AND INTO

          Special meetings of shareholders of JPMIF, JPMMFG and JPMMFSG have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

          If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS approve the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS do not approve the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund do not approve the Shell Reorganization with respect to that Fund, the Fund will remain a series of its current Trust.

          Effective May 1, 2003, the following Trusts were renamed with the approval of the Board of Trustees:

NEW NAME                                           FORMER NAME
J.P. Morgan Mutual Fund Group                      Mutual Fund Group
J.P. Morgan Mutual Fund Select Group               Mutual Fund Select Group

          Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees

NEW NAME                                           FORMER NAME
JPMorgan International Value Fund                  JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund              JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Opportunities Fund          JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund                 JPMorgan Fleming International Growth Fund
JPMorgan Japan Fund                                JPMorgan Fleming International Opportunities Fund
JPMorgan Asia Equity Fund                          JPMorgan Fleming International Small Cap Equity Fund
JPMorgan Intrepid European Fund                    JPMorgan Fleming International Value Fund
JPMorgan International Small Cap Equity Fund       JPMorgan Fleming Intrepid European Fund
JPMorgan International Equity Fund                 JPMorgan Fleming Japan Fund

          Effective February 28, 2004, the JPMorgan Fleming European Fund was renamed JPMorgan Fleming Intrepid European Fund with the approval of the Board of Trustees.

          Effective January 3, 2003, the JPMorgan Select International Equity Fund was renamed JPMorgan Fleming International Equity Fund with the approval of the Board of Trustees.

          Effective June 25, 2002, the JPMorgan Fleming Pacific Region Fund was JPMorgan Fleming Asia Equity Fund renamed with the approval of the Board of Trustees.

          Effective December 17, 2001, the JPMorgan International Equity Fund was renamed JPMorgan Fleming International Value Fund with the approval of the Board of Trustees.

          Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees:

NEW NAME                                           FORMER NAME
JPMorgan Fleming International Growth Fund         Chase Vista International Growth Fund
JPMorgan Fleming Pacific Region Fund               Chase Vista Pacific Region Fund
JPMorgan Fleming Japan Fund                        Chase Vista Japan Fund
JPMorgan Fleming European Fund                     Chase Vista European Fund
JPMorgan Select International Equity Fund          Chase Vista Select International Equity Fund

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. It provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

          The International Value, Emerging Markets Equity and International Opportunities Funds are series of JPMIF, an open-end management investment company, formed on November 4, 1992, as a Massachusetts business trust.

          Prior to September 10, 2001, International Value, Emerging Markets Equity and International Opportunities Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio"), a corresponding open-end management investment company having the same investment objective as the corresponding Fund. These Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

          The International Growth, Japan, Asia Equity, European and International Small Cap Equity Funds are series of JPMMFG, an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. International Equity Fund is a series of JPMMFSG an open-end management investment company, formed on October 1, 1996 as a Massachusetts business trust (JPMMFSG and together with JPMIF and JPMMFG, the "Trusts," and each a "Trust").

          The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). The International Growth Fund, Japan Fund, European Fund and International Equity Fund are sub-advised by J.P. Morgan Fleming Asset Management (London) Limited ("JPMFAM (London)") and the Asia Equity Fund is sub-advised by JF International Management Inc. ("JFIMI" together with JPMFAM (London), the "Sub-Advisers," each a "Sub-Adviser").

          In addition to these Funds, the Trusts consist of other series representing separate investment funds.

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Advisers, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

          The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

          EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

          Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

          The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

          The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

          COMMON STOCK WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

          Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

          Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

          FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

          The Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

          Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

          Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

          Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

          Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

          All the Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

          Investments in Russia by the Emerging Market Equity Fund will be subject to the risks of an emerging market with certain heightened risks, such as ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Emerging Markets Equity Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Emerging Markets Equity Fund could lose its registration and ownership of Russian securities through fraud, negligence or faulty oversight. The Emerging Markets Equity Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the ownership rights from fraudulent or negligent acts or oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

          The Funds may invest in securities denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's Net Asset Value ("NAV").

          Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

          FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter time from time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

          A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

          SOVEREIGN OBLIGATIONS. All of the Funds, except for the International Value Fund and the International Opportunities Fund, may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

          BRADY BONDS. Only the Emerging Markets Equity Fund, International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury.

          OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of International Value Fund, International Opportunities Fund and Asia Equity Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

          CORPORATION BONDS. The Funds may invest in bond and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Quality and Diversification Requirements."

          MORTGAGE-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, International Equity Fund and International Small Cap Equity Fund may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

          Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

          There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

          Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

          Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as and the Federal National Mortgage Association ("Fannie Maes") and Freddie
Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

          Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

          Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          STRIPPED MORTGAGE-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

          MORTGAGE DOLLAR ROLL TRANSACTIONS. The International Equity Fund may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% the Fund's total assets.

          STRUCTURED PRODUCTS. Only the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

          The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

          Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

          FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Only the International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the International Growth Fund, Japan Fund, Asia Equity Fund and European Fund, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

          Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. Demand features provided by foreign banks involve certain risks associated with foreign investments.

          The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.

          A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

          The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

          ASSET-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund and International Equity Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

          Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

          Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

          U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

          The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

          FOREIGN GOVERNMENT OBLIGATIONS. Certain Funds may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments - Sovereign Obligations."

          SUPRANATIONAL OBLIGATIONS. Certain Funds may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

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          BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

          The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

          COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

          REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short; from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities, which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                             TAX EXEMPT OBLIGATIONS

          MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

          Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

          MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

          Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

          Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

          Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

          Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

          Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS

          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, International Equity Fund and International Small Cap Equity Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

          FORWARD COMMITMENTS. In order to invest the assets of the International Growth, Japan, Asia Equity, European and International Equity Funds immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

          Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

          To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

          INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategy. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

          INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

          If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

          A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

          No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

          The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk.

          REVERSE REPURCHASE AGREEMENTS. All of the Funds, except the International Small Cap Equity Fund, may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period, which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

          LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or OGDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

          There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

          ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

          Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

          As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

          REAL ESTATE INVESTMENT TRUSTS. The International Equity Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

          Each of the Funds, except for International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund, are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to their portfolio securities.

          The International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

          The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's tax able year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

          The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must by of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rate A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

          BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Emerging Markets Equity Fund, International Growth Fund, Japan Fund and Asia Equity Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Funds invest in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

          Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

          EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

          Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

          Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

          The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

          COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

          POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

          Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

          Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

          Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

          The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

          The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

          The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

          The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

          Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

          The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

          The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

          The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverages, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

          The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                           FISCAL YEAR ENDED     FISCAL YEAR ENDED
     FUND                                      10/31/03              10/31/04
     ----                                      --------              --------
     International Value Fund                     132%
     Emerging Markets Equity Fund                  85%
     International Opportunities                   79%
     International Growth Fund                     38%
     Japan Fund*                                  797%
     European Fund**                              717%
     Asia Equity Fund***                          172%
     International Equity Fund                     16%

*The high portfolio turnover rate was a result of significant shareholder purchases and sale activity.
**The high portfolio turnover rate was due to market volatility.
***The variation in portfolio turnover for the Fund was a result of higher than usual share activity.

                             INVESTMENT RESTRICTIONS

          The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

          Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental.

          FUNDAMENTAL INVESTMENT RESTRICTIONS.

(1) The International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund may not make any investment inconsistent with their classification as a diversified investment company under the "1940 Act";

(2)       (a)       The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

          (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of that Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3)       (a)       The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

          (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4)       (a)       The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not borrow money, except to the extent permitted by applicable law;

          (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not borrow money except that these Funds may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of any of the total assets of such Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)       (a)       The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, these Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages;

          (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7)       (a)       The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; or

(7)       (b)       The International Growth Fund, Japan Fund, Asia Equity Fund,
European Fund and International Equity Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(8) The Funds may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law;

(9) The European Fund may not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

(10) The European Fund may not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; and

(11) The European Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

          In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

          For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

          FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMMFG and JPMMFSG approved a proposal to amend each of their respective Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

            BORROWING: No Fund may borrow money, except to the extent
                          permitted by applicable law.

          NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(iv) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

(v) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell interests in oil, gas or mineral leases;

(vi) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures; and

(vii) Each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest than 10% of its total assets in the securities of other investment companies.

          For investment restriction purposes for the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund, the issuer of a tax exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

          If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value for other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES

          The names of the Trustees of the Funds, together with information regarding their year of birth, the date each Trustee first became a Board member of the JPMorgan Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                               NUMBER OF
                                                             PORTFOLIOS IN
   NAME (YEAR OF BIRTH);               PRINCIPAL             FUND COMPLEX     OTHER DIRECTORSHIPS
      POSITIONS WITH              OCCUPATIONS DURING          OVERSEEN BY            HELD
     THE FUNDS (SINCE)               PAST 5 YEARS             TRUSTEE (1)    OUTSIDE FUND COMPLEX
     -----------------               ------------             -----------    --------------------
INDEPENDENT TRUSTEES
William J. Armstrong           Retired; Vice President       69              None
(1941); Trustee since 1987     & Treasurer of
                               Ingersoll-Rand Company
                               (manufacturer of
                               industrial equipment)
                               (1972-2000)

Roland R. Eppley, Jr.          Retired                       69              Director of Janel Hypro,
(1932); Trustee since                                                        Inc. (Automotive)

                                                               NUMBER OF
                                                             PORTFOLIOS IN
   NAME (YEAR OF BIRTH);               PRINCIPAL             FUND COMPLEX     OTHER DIRECTORSHIPS
      POSITIONS WITH              OCCUPATIONS DURING          OVERSEEN BY            HELD
     THE FUNDS (SINCE)               PAST 5 YEARS             TRUSTEE (1)    OUTSIDE FUND COMPLEX
     -----------------               ------------             -----------    --------------------
1989                                                                         (1993-present)

Dr. Matthew Goldstein          Chancellor of the City        69              Director of National
(1941) Trustee since 2003      University of New York                        Financial Partners
                               (1999-present);                               (financial services
                               President, Adelphi                            distributor)
                               University (New York)                         (2003-Present); Trustee of
                               (1998-1999)                                   Bronx-Lebanon Hospital
                                                                             Center (1992-present);
                                                                             Director of New Plan Excel
                                                                             Realty Trust, Inc. (real
                                                                             estate investment trust)
                                                                             (2000-present); Director
                                                                             of Lincoln Center
                                                                             Institute for the Arts in
                                                                             Education (1999-present).

Ann Maynard Gray** (1945);     Vice President of             69              Director of Duke Energy
Trustee since 2001             Capital Cities/ ABC,                          Corporation
                               Inc. (communications)                         (1997-Present); Director
                               (1986-1998)                                   of Elan Corporation, plc
                                                                             (pharmaceuticals)
                                                                             (2001-Present); Director
                                                                             of The Phoenix Companies
                                                                             (wealth management
                                                                             services) (2002-Present)

Matthew Healey (1937);         Retired; Chief Executive      69              None
Trustee since 1992; and        Officer of certain J.P.
President of the Boards of     Morgan Fund trusts
Trustees (2001-2004)           (1982-2001)

Robert J. Higgins (1945);      Retired; Director of          69              Director of Providian
Trustee since 2002             Administration of the                         Financial Corp. (banking)
                               State of Rhode Island                         (2002-Present)
                               (2003-2004); President -
                               Consumer Banking and
                               Investment Services
                               Fleet Boston
                               Financial (1971-2002)

William G. Morton, Jr.         Retired; Chairman             69              Director of Radio Shack
(1937) Trustee since 2003      Emeritus (2001-2002),                         Corporation (electronics)
                               and Chairman and Chief                        (1987-

                                                               NUMBER OF
                                                             PORTFOLIOS IN
   NAME (YEAR OF BIRTH);               PRINCIPAL             FUND COMPLEX     OTHER DIRECTORSHIPS
      POSITIONS WITH              OCCUPATIONS DURING          OVERSEEN BY            HELD
     THE FUNDS (SINCE)               PAST 5 YEARS             TRUSTEE (1)    OUTSIDE FUND COMPLEX
     -----------------               ------------             -----------    --------------------
                               Executive Officer,                            present); Director
                               Boston Stock Exchange                         of The Griswold
                               (1985- 2001)                                  Company (securities
                                                                             brokerage)
                                                                             (2002-2004); Trustee
                                                                             of Morgan Stanley
                                                                             Institutional Funds
                                                                             (1993-2003);
                                                                             Director of
                                                                             The National
                                                                             Football Foundation
                                                                             and College Hall of
                                                                             Fame (1994-present);
                                                                             Trustee of the
                                                                             Berklee College of
                                                                             Music
                                                                             (1998-present);
                                                                             Trustee of the
                                                                             Stratton Mountain
                                                                             School
                                                                             (2001-present).

Fergus Reid, III (1932);       Chairman of Lumelite          69              Trustee of 209 Morgan
Trustee since 1987, and        Corporation (plastics                         Stanley Funds
Chairman of the Board of       manufacturing)                                (1995-Present)
Trustees since 2001            (2003-Present); Chairman
                               and CEO of Lumelite
                               Corporation (1985-2002)

James J. Schonbachler          Retired; Managing             69              None
(1943); Trustee since 2001     Director of Bankers
                               Trust Company (financial
                               services) (1968-1998)

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.*      Retired; Chief Executive      69              None
(1935); Trustee since 1998     Officer of Chase Mutual
                               Funds (investment company)
                               (1989-1998); President &
                               Chief Executive Officer of
                               Vista Capital Management
                               (investment management)
                               (1990-1998); Chief
                               Investment Executive of
                               Chase Manhattan Private Bank
                               (investment management)
                               (1990-1998)

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase & Co. ("JPMorgan Chase") stock.

** Dana Maynard Gray, the daughter of Ann Maynard Gray, became an employee of JPMorgan Securities, Inc., as an Associate Analyst on May 3, 2004.

          Each Trustee serves for an indefinite term, subject to the Funds' current retirement policies, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs.

                               STANDING COMMITTEES

          The Board of Trustees of each JPMorgan Fund currently has four standing committees: the Audit, Valuation, Investment, and Governance Committees. The Board does not have a Compensation Committee.

          The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds' independent accountants; (ii) to oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met ___ times during the fiscal year ended October 31, 2004.

          The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently the Valuation Committee has been consulted by management of the JPMorgan Funds on ____ occasions during the fiscal year ended October 31, 2004.

          The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met ____ during the fiscal year ended October 31, 2004.

          The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election and appointment as Trustees, (ii) the review of shareholder correspondence to the Board, (iii) the review of nominees recommended to the Board; (iv) review of Trustees compensation; and (v) recommendation of Independent Trustee Counsel and Fund legal counsel. The Governance Committee met ____ during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;
(iii) the contribution that the person can make to the Boards and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Boards by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

          At special meetings of shareholders scheduled to be held on January 20, 2005, shareholders of record as of October 27, 2004 will be asked to elect Trustees.

          The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                           OWNERSHIP OF      OWNERSHIP OF
                           OWNERSHIP OF    EMERGING          INTERNATIONAL   OWNERSHIP OF
NAME OF                    INTERNATIONAL   MARKETS EQUITY    OPPORTUNITIES   INTERNATIONAL
TRUSTEE                    VALUE FUND      FUND              FUND            GROWTH FUND
--------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong

Roland R. Eppley, Jr.

Dr. Matthew Goldstein

Ann Maynard Gray

Matthew Healey

Robert J. Higgins

William G. Morton, Jr.

Fergus Reid, III

James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

                                                                             OWNERSHIP OF
                                           OWNERSHIP OF      OWNERSHIP OF    INTERNATIONAL
NAME OF             OWNERSHIP OF           EUROPEAN          ASIA EQUITY     SMALL CAP
TRUSTEE             JAPAN FUND             FUND              FUND            EQUITY FUND
--------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong

Roland R. Eppley, Jr.

Dr. Matthew Goldstein

Ann Maynard Gray

Matthew Healey

Robert J. Higgins

William G. Morton, Jr.

Fergus Reid, III

James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*

                                           AGGREGATE
                                           OWNERSHIP OF ALL
                                           REGISTERED
                                           INVESTMENT
                                           COMPANIES
                                           OVERSEEN BY
                                           TRUSTEE IN
                           OWNERSHIP OF    FAMILY OF
                           INTERNATIONAL   INVESTMENT
NAME OF TRUSTEE            EQUITY FUND     COMPANIES(1)
-------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong

Roland R. Eppley, Jr.

Dr. Matthew Goldstein

Ann Maynard Gray

Matthew Healey

Robert J. Higgins

William G. Morton, Jr.

Fergus Reid, III

James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 13 investment companies.

* Mr. Spalding is deemed to be an interest person due to his ownership of JPMorgan Chase stock.

          As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or OGDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or OGDS.

          Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Boards of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex. Mr. Healey no longer serves as President of the Board of Trustees and is thus no longer paid for such services.

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2004, are set forth below:

                                              EMERGING       INTERNATIONAL
NAME OF                    INTERNATIONAL   MARKETS EQUITY    OPPORTUNITIES   INTERNATIONAL
TRUSTEE                     VALUE FUND          FUND             FUND         GROWTH FUND
--------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong

Roland R. Eppley, Jr.

Dr. Matthew Goldstein

Ann Maynard Gray

Matthew Healey

Robert J. Higgins

William G. Morton, Jr.

Fergus Reid, III

James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

                                                                             INTERNATIONAL
NAME OF TRUSTEE             JAPAN FUND     EUROPEAN FUND   ASIA EQUITY FUND  EQUITY FUND
--------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong

Roland R. Eppley, Jr.

Dr. Matthew Goldstein

Ann Maynard Gray

Matthew Healey

Robert J. Higgins

William G. Morton, Jr.

Fergus Reid, III

James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

                                TOTAL
                            COMPENSATION
                           PAID FROM "FUND
NAME OF TRUSTEE                COMPLEX"
-------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong

Roland R. Eppley, Jr.

Dr. Matthew Goldstein

Ann Maynard Gray

Matthew Healey

Robert J. Higgins

William G. Morton, Jr.

Fergus Reid, III

James J. Schonbachler

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.

          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

          The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

          The Funds' executive officers (listed below), are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

          The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
George C. W. Gatch (1962),        Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
President (2001)                  Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Robert L. Young (1963),           Mr. Young joined Banc One Investment Advisors Corporation in 1996 and in 1999 he
Senior Vice President (2004)**    became Vice President and Treasurer of One Group Administrative Services, Inc. and
                                  One Group Dealer Services, Inc. and in 2001, Mr. Young became the COO of the One
                                  Group Mutual Funds.

Patricia A. Maleski (1960),       Vice President, JPMIM, head of FFI and US Institutional Funds Administration and
Vice President and Chief          Board Liaison.  Prior to joining JPMorgan in 2001, she was the Vice President of
Administrative Officer (2004)     Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

Wayne H. Chan (1965),             Vice President and Assistant General Counsel, JPMIM, since September 2002;
Vice President and                Mr. Chan was an associate at the law firm of Shearman & Sterling from May 2001 through
Assistant Secretary (2003)        September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from  September 1997 through May 1999.

Stephanie J. Dorsey (1969),       Director of Mutual Fund Administration, One Group Administrative Services, since
Treasurer (2004)**                January 2004; Ms. Dorsey worked for Bank One Corporation from January 2003 to
                                  January 2004; Prior to joining Bank One Corporation, held various positions at
                                  PricewaterhouseCoopers LLP from September 1992.

Jessica K. Ditullio (1963),       From August 1990 to present, various attorney positions for Bank One Corporation (now
Assistant Secretary (2004)**      known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)**      Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                  Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                  Banc One Investment Advisors Corporation.

Alaina Metz (1967),                Chief Administrative Officer of BISYS Fund Services, Inc.; formerly, Supervisor of
Assistant Secretary (2001)*        the Blue Sky Department of Alliance Capital Management L.P.

Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Secretary (2004)*

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Secretary  (2004)*      formerly Section Manager at Northern Trust Company and Accounting Supervisor at
                                  Allstate Insurance Company.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)        mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                  Administration at Prudential Investments.

Paul M. DeRusso (1954),           Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955),           Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the JPMorgan Chase organization complex.

Stephen M. Ungerman (1953),       Vice President, JPMIM; Fund Administration - Pooled Vehicles; prior to joining JPMorgan
Chief Compliance Officer (2004)   Chase in 2000, he held a number of positions in Prudential Financial's asset management business, including Assistant General Counsel, Tax Director and Co-head of Fund
                                  Administration; Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.

* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

          As of December __, 2004, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

          The Funds, the Adviser and OGDS have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

          OGDS is the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OGDS must: (i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

          The Boards of Trustees of the Funds have delegated to the Funds' investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines (the "Guidelines") for voting proxies on specific types of issues.

          The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

          JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

          To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

          Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and JPMIM, the Funds' principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

          The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

          - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

          - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

          - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

          - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

          - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

          - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

          - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

          - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

          - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

          - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

          The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

          - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

          - JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

          - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

          - JPMIM votes against proposals for a super-majority vote to approve a merger.

          - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

          - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

          - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

          In accordance with regulations of the SEC, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 are filed with the SEC.

                          PORTFOLIO HOLDINGS DISCLOSURE

          As described in the Prospectuses and pursuant to the Funds' Portfolio Holdings Disclosure Policy, no sooner than 30 days after month end, the Funds will make available to the public, upon request to the Funds (1-800-348-4782), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

          The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies and financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

          In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, and entities providing CDSC financing. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney -client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review, in accordance with the Funds' procedures. No compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees' will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures seek to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

          Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at www.sec.gov.

          The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

          Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                      INVESTMENT ADVISERS AND SUB-ADVISERS

          Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

          Subject to the supervision of the Funds' Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund. The day-to-day management for the other Funds is done by the Sub-Advisers. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly-owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

          Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

          Under separate agreements, One Group Administrative Services, Inc. ("OGA"), an affiliate of the Adviser and OGDS, also provides certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. OGDS, also an affiliate of the Adviser, is the shareholder servicing agent for the Funds. See "Administrator" and "Shareholder Servicing" sections.

          JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of JPMorgan & Co. Incorporated with and into The Chase Manhattan Corporation.

          JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

          The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions" section.

          The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

          On August 19, 2004, the Boards of Trustees of the Trusts approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of JPMST not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

          Under the Advisory Agreement, JPMIM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMIM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the common control of JPMIM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMIM.

          On behalf of the International Growth Fund, Japan Fund, European Fund, International Small Cap Equity Fund and International Equity Fund, JPMIM has entered into an investment sub-advisory agreement with JPMFAM (London). On behalf of the Asia Equity Fund, JPMIM has entered into an investment sub-advisory agreement with JFIMI. The applicable Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by a Fund.

          JPMFAM (London) is a registered investment adviser under the Investment Advisers Act with the SEC and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser. JPMFAM (London) provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for JPMFAM (London) also serve as portfolio managers for other funds. JPMFAM (London) is a wholly owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly owned subsidiary of Robert Fleming Asset Management Limited, which is wholly owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly owned by JPMFAMH. JPMFAM (London) is located at 20 Finsbury Street, London ELZ9YAQ.

          JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Securities and Futures Commission in Hong Kong. JFIMI is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management
(Asia) Inc., which is wholly owned by JPMFAMH. JFIMI is located at 21F, Chater House, 8 Connaught Road, Central Hong Kong.

          Pursuant to the terms of the Advisory Agreement and the sub-advisory agreements, the Adviser and Sub-Advisers are permitted to render services to others. Each such agreement is terminable without penalty by the Trust, on behalf of the Funds, on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Funds' shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or Sub-Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser or Sub- Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

          Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that are series of JPMMFG and JPMMFSG. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

          Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Funds that are series of JPMMFG and JPMMFSG; Chase Fleming Asset Management (USA) Inc. served as sub-adviser to those Funds.

          As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the advisers a fee, which is computed daily and may be paid monthly, equal to a specified annual rate of each Fund's average daily net assets, as set forth below:

          International Value Fund               0.60
          Emerging Markets Equity Fund           1.00
          International Opportunities Fund       0.60
          International Growth Fund              1.00
          Japan Fund                             1.00
          Asia Equity Fund                       1.00
          European Fund                          0.65
          International Small Cap Equity Fund    1.00
          International Equity                   1.00

          The table below sets forth the investment advisory fees paid or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                                                FISCAL YEAR ENDED         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                                    10/31/01                  10/31/02                  10/31/03
                                               PAID/ACCRUED WAIVED       PAID/ACCRUEDWAIVED        PAID/ACCRUED WAIVED
Fleming International Value Fund ^           $    1,950   $        -   $       45   $      (50)  $      246   $     (118)
Fleming Emerging Markets Equity Fund ^            1,136            -          866          (67)         683         (165)
Fleming International Growth Fund **                 35          (35)          37          (37)          34          (34)
Fleming Japan Fund                                   20          (20)          10          (10)          15          (15)
Fleming Asia Equity Fund*                           N/A          N/A          106          (83)         284         (267)
Fleming European Fund                               682         (218)         390         (327)         377         (293)
Fleming International Equity Fund                 2,051         (477)       2,032         (508)       5,019       (1,231)

                                                                          FISCAL PERIOD FROM
                                                FISCAL YEAR ENDED           12/1/01 THROUGH
                                                    11/30/00                 10/31/01 ***
                                               PAID/ACCRUED WAIVED        PAID/ACCRUEDWAIVED
Fleming International Opportunties Fund ^    $    3,269   $        -   $    2,228   $        -


                                                FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                                    10/31/02                10/31/03
                                               PAID/ACCRUED WAIVED     PAID/ACCRUED WAIVED
Fleming International Opportunties Fund ^    $    2,005   $        -   $   1,207   $   (43)

* The Fund commenced operations on 11/1/01. ** The Fund commenced operations on 12/29/00.
*** The Fund changed its fiscal year end from 11/30 to 10/31.
^ The fees were paid by The International Equity Portfolio, The Emerging Market Equity Portfolio, and The International Opportunities Portfolio, respectively, prior to the despoking of the master-feeder structure on 9/9/01.

          As compensation for the services rendered and related expenses borne by Sub-Advisers, under the sub-advisory agreements, JPMIM have agreed to pay the Sub-Advisers a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of each Fund with a Sub-Adviser.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

          The Funds' Boards of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Trust on behalf of the Funds.

          As part of its review of the investment advisory arrangements for the Funds, the Boards of Trustees have requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Boards of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Boards of Trustees request and review, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

          In approving each Advisory Agreement, the Boards of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Boards of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Boards of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

          The Boards of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Boards of Trustees also considered the performance of Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

          In reaching their decision to approve the investment advisory contracts, the Boards of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  ADMINISTRATOR

          Pursuant to an Administration Agreement dated [ ______ ] (the "Administration Agreement"), between the Trust on behalf of the Funds and OGA, OGA serves as administrator of the Funds. OGA is an affiliate of JPMorgan Chase Bank, an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, OH 43240.

          Pursuant to the Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

          Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees or by OGA. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

          The Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

          In consideration of the services provided by OGA pursuant to the Administration Agreement, OGA receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

          Prior to February 19, 2005, pursuant to the administration agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

          The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated.

                                                FISCAL YEAR ENDED         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                                     10/31/01                 10/31/02                   10/31/03
                                            ------------------------  ------------------------  ------------------------
                                            PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                                            ------------  ----------  ------------  ----------  ------------  ----------
Fleming International Value Fund            $       103   $        -  $       113   $      (54) $        61   $      (61)
Fleming Emerging Markets Equity Fund                 38          (20)      130.00         (126)         102         (102)
Fleming International Growth Fund **                  4           (4)        6.00           (6)           5           (5)
Fleming Japan Fund                                    2           (2)        2.00           (2)           2           (2)
Fleming Asia Equity Fund *                          N/A          N/A        16.00          (16)          43          (43)
Fleming European Fund                                76          (12)       90.00          (77)          87          (87)
Fleming International Equity Fund                   220          (12)      305.00          (86)         753         (261)

                                                                           FISCAL PERIOD FROM
                                                 FISCAL YEAR ENDED          12/1/01 THROUGH
                                                     11/30/00                10/31/01 ***
                                            ------------------------  ------------------------
                                            PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                                            ------------  ----------  ------------  ----------
Fleming International Opportunties Fund     $       117   $        -  $       130   $        -


                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                                     10/31/02                 10/31/03
                                            ------------------------   ------------------------
                                            PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED
                                            ------------  ----------   ------------  ----------
Fleming International Opportunties Fund     $       501   $      (12)  $        302  $     (159)

*   The Fund commenced operations on 11/1/01
**  The Fund commenced operations on 12/29/00
*** The Fund changed its fiscal year end from 11/30 to 10/31.

          Prior to September 10, 2001, and pursuant to a distribution and sub-administration agreement with JPMMFG and JPMMFSG, on behalf of their Funds, a predecessor distributor also served as such Funds' sub-administrator. For its sub-administration services under this agreement, the predecessor distributor received 0.05% of the average daily net assets of each participating Fund. The table below set forth the sub-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal period indicated.

                                                 FISCAL PERIOD FROM
                                                   11/1/00 THROUGH
                                                      09/09/01
                                            ------------------------
                                            PAID/ACCRUED    WAIVED
                                            ------------  ----------
Fleming European Fund                        $       31   $       (2)
Fleming International Equity Fund                    87          (70)
Fleming International Growth Fund **                  1           (1)
Fleming Japan Fund                                    1           (1)

** The Fund commenced operations on 12/29/00.

                                   DISTRIBUTOR

          OGDS serves as the Trusts' exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, OGDS has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trusts and OGDS. Under the terms of the Distribution Agreement between OGDS and the Trusts, OGDS receives no compensation in its capacity as the Trusts' distributor. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly owned subsidiary of JPMorgan Chase. The principal offices of OGDS are located at 1111 Polaris Parkway, Columbus, OH 43271.

          Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Boards of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Boards of Trustees, by vote of majority of the outstanding voting securities of the Fund or by OGDS. The termination of the Distribution

Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

          Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned indirect subsidiary of The BISYS Group, Inc., served as the Trusts' distributor.

                                DISTRIBUTION PLAN

          Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, B and C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to OGDS, at annual rates set forth below. OGDS may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

          Class A Shares pay a Distribution Fee of 0.25% and, Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. OGDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. OGDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because OGDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take OGDS several years to recoup the sales commissions paid to dealers and other sales expenses.

          No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

          Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares or 0.75% annualized of the average NAV of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to OGDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to OGDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until OGDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

          Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

          The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

          The Distribution Plan requires that OGDS shall provide to the Boards of Trustees, and the Boards of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

          The Distribution Plan, which was approved by the Boards of Trustees of the Trusts on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the classes of Shares specified above.

          The table below sets forth Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):

                                                  FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                                      10/31/02                   10/31/03
                                            ------------------------  ------------------------
FUND                                        PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
----                                        ------------  ----------  ------------  ----------
International Value Fund
    Class A Shares                          $         ^   $        -  $         ^   $        -
    Class B Shares                                    ^            -            ^            -
Emerging Markets Equity Fund
    Class A Shares                                    ^            -            ^            -
    Class B Shares                                    ^            -            ^            -
International Growth Fund*
    Class A Shares                                    7           (3)           7           (3)
    Class B Shares                                    6           (1)           6           (1)
Asia Equity Fund**
    Class A Shares                                    6           (2)           6           (2)
    Class B Shares                                    4           (1)           4           (1)
Japan Fund
    Class A Shares                                    2           (2)           2           (2)
    Class B Shares                                    1            -            1            -
European Fund
    Class A Shares                                   78            -           78            -
    Class B Shares                                   86            -           86            -
    Class C Shares                                   23            -           23            -

International Equity Fund
    Class A Shares^^^                                 ^            -            ^            -
    Class B Shares^^^                                 ^            -            ^            -
    Class C Shares@                                   ^            -            ^            -

                                                  FISCAL YEAR ENDED         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                                      10/31/02                   10/31/03                  10/31/04
                                            ------------------------  ------------------------  ------------------------
FUND                                        PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
----                                        ------------  ----------  ------------  ----------  ------------  ----------
International Opportunities Fund*
    Class A Shares                          $        45   $        -  $        45  $         -
    Class B Shares                                   17            -           17            -

^Amount rounds to less than one thousand.
*The Fund commenced operations on 12/29/01.
**The Fund commenced operations on 11/1/01.
~ Share class closed as of 9/9/03.
^^^ The class commenced operations on 2/28/02.
@ The class commenced operations on 1/31/03.

          The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended October 31, 2004:

                                         EMERGING                                                                      INTERNATIONAL
                         INTERNATIONAL   MARKETS       INTERNATIONAL   JAPAN    EUROPEAN   INTERNATIONAL  ASIA EQUITY  OPPORTUNITIES
                         VALUE FUND      EQUITY FUND   GROWTH FUND     FUND     FUND       EQUITY FUND    FUND         FUND
Advertising and
  Sales Literature
Printing, production
  and mailing of
  prospectus and
  shareholder
  reports to other
  than current
  shareholders
Compensation to
  dealers
Compensation to
  sales personnel
B Shares financing
  charges
Equipment, supplies
  and other indirect
  distribution-related
  expenses

                                    CUSTODIAN

          Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

          For fund accounting services, each Fund, except the Emerging Markets Equity Fund, pays to JPMorgan Chase Bank the higher of a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

          For fund accounting services, the Emerging Markets Equity Fund pays to JPMorgan Chase Bank the higher of a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $55,000.

          In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

          Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

          Prior to February 19, 2005, DST Systems, Inc. served as each Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING

          The Trusts on behalf of each of the Funds have entered into shareholder servicing agreements, with OGDS. Under the agreements, OGDS is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts;

informing OGDS of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Financial Intermediary) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Financial Intermediaries may be required to register pursuant to state securities laws.

          Under the shareholder servicing agreements, each Fund has agreed to pay OGDS for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). OGDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the shareholder servicing agreements with respect to each Fund on a month-to-month basis.

Select Class, Class A, Class B and Class C Shares                0.25%
Institutional Class Shares                                       0.10%
Ultra Shares                                                     0.00%

          Prior to July 21, 2003, the Japan Fund did not pay shareholder servicing fees for the Class A Shares.

          Prior to February 19, 2005, JPMorgan Chase Bank served as shareholder servicing agent to the Funds. The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                                  FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                                      10/31/02                   10/31/03                    10/31/04
                                            ------------------------  ------------------------    ------------------------
FUND                                        PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED      PAID/ACCRUED    WAIVED
----                                        ------------  ----------  ------------  ----------    ------------  ----------
International Value Fund
   Institutional Shares                     $         55  $      (38) $         55  $      (38)
   Select Shares                                      52          (5)           52          (5)
   Class A Shares                                      -           -             -           -
   Class B Shares                                      -           -             -           -
Emerging Markets Equity Fund*
   Institutional Shares                               62         (62)           62         (62)
   Select Shares                                      61         (16)           61         (16)
   Class A Shares                                      -           -             -           -
   Class B Shares                                      -           -             -           -
International Growth Fund*
   Class A Shares                                      7          (7)            7          (7)
   Class B Shares                                      2          (2)            2          (2)
Japan Fund
   Class A Shares                                      -           -             -           -
   Class B Shares                                      -           -             -           -
Asia Equity Fund**
   Institutional Shares^^                              2          (2)            2          (2)
   Select Shares^^                                    13           -            13           -
   Class A Shares                                      -           -             -           -

   Class B Shares~                                     1          (1)            1          (1)
European Fund
   Institutional Shares                                6          (6)            6          (6)
   Select Shares                                      20          (5)           20          (5)
   Class A Shares                                      -           -             -           -
   Class B Shares                                     29           -            29           -
   Class C Shares                                      8           -             8           -
International Equity Fund
   Select Shares                                     508        (453)          508        (453)
   Class A Shares^^^                                   ^           ^             ^           ^
   Class B Shares^^^                                   ^           ^             ^           ^
   Class C Shares@                                     -           -             -           -

                                                  FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                                      10/31/02                   10/31/03                    10/31/04
                                            ------------------------  ------------------------    ------------------------
FUND                                        PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED      PAID/ACCRUED    WAIVED
----                                        ------------  ----------  ------------  ----------    ------------  ----------
International Opportunities Fund
  Institutional Shares                      $        276  $     (151) $        276  $     (151)
  Select Shares                                       95          (4)           95          (4)
  Class A Shares                                      44          (4)           44          (4)
  Class B Shares                                       6           -             6           -

^Amount rounds to less than one thousand.
*The Fund commenced operations on 12/29/01.
**The Fund commenced operations on 11/1/01.
^^The class commenced operations on 6/28/02.
~ Share class closed as of 9/9/03.
^^^ The class commenced operations on 2/28/02.
@ The class commenced operations on 1/31/03.

          Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Financial Intermediaries.

          For shareholders that bank with JPMorgan Chase Bank, OGDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. OGDS and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

          OGDS may from time to time, at its own expense out of compensation retained by it from the Funds or from other sources available to it, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for its customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by OGDS.

          OGDS, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

          The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

          The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as OGDS or the financial professional's clients may reasonably request and agree upon with the financial professional.

          Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or OGDS.

          Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

          OGDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by OGDS and JPMIM or their affiliates from their own resources. OGDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

          Occasionally, OGDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and service fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and OGDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, OGDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

          REVENUE SHARING ARRANGEMENTS WITH FINANCIAL INSTITUTIONS. Revenue sharing payments to financial institutions are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

          FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds receive a 1% finder's fee. For sales over $2.5 million to $10 million, such Financial Intermediary receives an additional ___ basis points finder's fee. For sales over $10 million to up to $50 million, such Financial Intermediary receives an additional ___ basis points finder's fee. For sales of $50 million or more, such Financial Intermediary receives a further ___ basis points finder's fee.

          OGDS reserves the right to alter or change the finders' fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, OGDS will reclaim the finder's fee paid to the Financial Advisor or Intermediary rather than charge a CDSC to the Plan.

          JPMIM, OGDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                             INDEPENDENT ACCOUNTANTS

          The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

          The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the prospectus.

          An investor may buy shares in a Fund: (i) through an investment representative (Financial Intermediary); (ii) through OGDS; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the systematic investment plan. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

          The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Valuation". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and
(iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

          Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

          Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

          SPECIAL NOTE REGARDING PURCHASE LIMIT ON CLASS B SHARES. Individual investments in Class B shares are limited to no more than $99,999. However, two or more purchases which are each under $99,999 but which cumulatively amount to an investment of more than $99,999 are not automatically detected, including shares purchased through a systematic investment plan. Purchases in multiple Funds and purchases in multiple accounts in the same Fund are not automatically aggregated. You should carefully consider whether two or more purchases (whether in multiple accounts in the same Fund or in multiple different Funds) totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that may be linked together for the purposes of determining whether the application of Right of Accumulation or the use of a Letter of Intent would make Class A shares a more suitable investment than Class B shares.

          EXCHANGE PRIVILEGE. Shareholders may exchange their shares of any other JPMorgan Funds as indicated in the Prospectuses that offer such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

          Under the Exchange Privilege, shares may be exchanged only if shares of the JPMorgan Fund exchanged into are permitted to be offered and sold in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

          For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B

Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAV's per share of the two classes of the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

          A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

          The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

          Investors may incur a fee if they effect transactions through a broker or agent.

          REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Funds purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

          The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that OGDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

          Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

          For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

          APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the One Group Investor Balanced Fund, One Group Investor Conservative Growth Fund, One Group Investor Growth Fund and One Group Investor Growth & Income Fund] will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

          SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

               (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

               (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

          If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

          For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

          For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

          Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

          CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares received by the Funds, or by a Financial Intermediary authorized to receive such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is received by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to receive purchase, exchange and redemption orders from investors are permitted to transmit those orders that are received by the Financial Intermediary before the cut-off times in the various Prospectuses to the

Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

                           DIVIDENDS AND DISTRIBUTIONS

          Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

          Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at [____________] or at his or her Financial Intermediary or, in the case of certain [____________] customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

          If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

          The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

          The NAV of each class of a Fund is equal to the value of such class's pro rata portion of a Fund's investments less the class's pro rata portion of a Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

          The value of investments listed on a U.S. or Canadian securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

          Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's NAV.

          Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

          The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non- Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

          Fixed income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

          Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

          Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of a Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

                             PERFORMANCE INFORMATION

          From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

          A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

          Average annual total returns are calculated according to the following formulas:

              Average annual total returns (before taxes):
                      P (1 + T) (TO THE POWER OF n) = ERV

              Average annual total returns (after taxes on distributions):
                      P (1 + T)(TO THE POWER OF n) = ATVD

                  Average annual total returns (after taxes on distributions and sale of Fund shares)
                      P (1 + T)(TO THE POWER OF n) = ATVDR

              Where:  P =            a hypothetical initial payment of $1,000.

                      T = average annual total return (before taxes, after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                      n =            number of years.

                      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                      ATV SUB (D) =  ending value of a hypothetical $1,000
                                     payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                      ATV SUB (DR) = ending value of a hypothetical $1,000
                                     payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 10/31/04*
       (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                               DATE OF
                                                       1       5      10        SINCE           FUND
                                                     YEAR    YEARS   YEARS    INCEPTION**    INCEPTION**
---------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND

Institutional Shares - before taxes

Institutional Shares - after taxes on
distributions

Institutional Shares - after taxes on
distributions and sale of fund shares

Select Shares - before taxes

Select Shares - after taxes on distributions

Select Shares - after taxes on distributions and sale of fund shares

Class A Shares - before taxes

Class A Shares - after taxes on distributions

Class A Shares - after taxes on distributions and sale of fund shares

                                                                                               DATE OF
                                                       1       5      10        SINCE           FUND
                                                     YEAR    YEARS   YEARS    INCEPTION**    INCEPTION**
---------------------------------------------------------------------------------------------------------
Class B Shares - before taxes

Class B Shares - after taxes on distributions

Class B Shares - after taxes on distributions and sale of fund shares

EMERGING MARKET EQUITY FUND

Institutional Shares - before taxes

Institutional Shares - after taxes on
distributions

Institutional Shares - after taxes on
distributions and sale of fund shares

Select Shares - before taxes

Select Shares - after taxes on distributions

Select Shares - after taxes on distributions and sale of fund shares

Class A Shares - before taxes

Class A Shares - after taxes on distributions

Class A Shares - after taxes on distributions and sale of fund shares

Class B Shares - before taxes

Class B Shares - after taxes on distributions

Class B Shares - after taxes on distributions and sale of fund shares

INTERNATIONAL OPPORTUNITIES FUND

Institutional Shares - before taxes

Institutional Shares - after taxes on
distributions

                                                                                               DATE OF
                                                       1       5      10        SINCE           FUND
                                                     YEAR    YEARS   YEARS    INCEPTION**    INCEPTION**
---------------------------------------------------------------------------------------------------------
Institutional Shares - after taxes on
distributions and sale of fund shares

Select Shares - before taxes

Select Shares - after taxes on distributions

Select Shares - after taxes on distributions and sale of fund shares

Class A Shares - before taxes

Class A Shares - after taxes on distributions

Class A Shares - after taxes on distributions and sale of fund shares

Class B Shares - before taxes

Class B Shares - after taxes on distributions

Class B Shares - after taxes on distributions and sale of fund shares

INTERNATIONAL GROWTH FUND

Class A Shares - before taxes

Class A Shares - after taxes on distributions

Class A Shares - after taxes on distributions and sale of fund shares

Class B Shares - before taxes

Class B Shares - after taxes on distributions

Class B Shares - after taxes on distributions and sale of fund shares

JAPAN FUND

Class A Shares - before taxes

Class A Shares - after taxes on distributions

Class A Shares - after taxes on distributions and sale of fund shares

Class B Shares - before taxes

Class B Shares - after taxes on distributions

Class B Shares - after taxes on distributions and sale of fund shares

ASIA EQUITY FUND

Institutional Shares - before taxes

Institutional Shares - after taxes on
distributions

Institutional Shares - after taxes on
distributions and sale of fund shares

Select Shares - before taxes

Select Shares - after taxes on distributions

Select Shares - after taxes on distributions and sale of fund shares

Class A Shares - before taxes

Class A Shares - after taxes on distributions

Class A Shares - after taxes on distributions and sale of fund shares

EUROPEAN FUND

Institutional Shares - before taxes

Institutional Shares - after taxes on
distributions

Institutional Shares - after taxes on
distributions and sale of fund shares

Select Shares - before taxes

Select Shares - after taxes on distributions

Select Shares - after taxes on distributions and sale of fund shares

Class A Shares - before taxes

Class A Shares - after taxes on distributions

Class A Shares - after taxes on distributions and sale of fund shares

Class B Shares - before taxes

                                                                                               DATE OF
                                                       1       5      10        SINCE           FUND
                                                     YEAR    YEARS   YEARS    INCEPTION**    INCEPTION**
---------------------------------------------------------------------------------------------------------
Class B Shares - after taxes on distributions

Class B Shares - after taxes on distributions and sale of fund shares

Class C Shares - before taxes

Class C Shares - after taxes on distributions

Class C Shares - after taxes on distributions and sale of fund shares

INTERNATIONAL EQUITY FUND

Select Shares - before taxes

Select Shares - after taxes on distributions

Select Shares - after taxes on distributions and sale of fund shares

Class A Shares - before taxes

Class A Shares - after taxes on distributions

Class A Shares - after taxes on distributions and sale of fund shares

Class B Shares - before taxes

Class B Shares - after taxes on distributions

Class B Shares - after taxes on distributions and sale of fund shares

Class C Shares - before taxes

Class C Shares - after taxes on distributions

Class C Shares - after taxes on distributions and sale of fund shares

* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
** If Fund has less than 10 years.
*** After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

          The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 35.0%.

          A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

          Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

          The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, OGA, OGDS and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

          Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

          From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

          On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

          Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          Portfolio transactions for a Fund will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short -term trading consistent with their objectives. See "Strategies and Policies-Portfolio Turnover".

          In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

          Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

          Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from OGDS or any of its affiliates.

          On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

          If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

          The Funds paid the following brokerage commissions for the indicated periods:

                                            FISCAL YEAR ENDED FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                10/31/02          10/31/03            10/31/04
                                                --------          --------            --------
INTERNATIONAL VALUE FUND
Total Brokerage Commissions                  $       533,410   $       204,592
Brokerage Commissions to Affiliated Broker
Dealers                                               35,209                 -
EMERGING MARKETS EQUITY FUND
Total Brokerage Commissions                          381,890           283,288
Brokerage Commissions to Affiliated Broker
Dealers                                               12,010               307
INTERNATIONAL GROWTH FUND
Total Brokerage Commissions                            8,389         1,156,301
Brokerage Commissions to Affiliated Broker
Dealers                                                    -                 -
JAPAN FUND
Total Brokerage Commissions                            8,086            37,206
Brokerage Commissions to Affiliated Broker
Dealers                                                  119                 -
ASIA EQUITY FUND*
Total Brokerage Commissions                           64,685           242,745
Brokerage Commissions to Affiliated Broker
Dealers                                                8,738            23,687
EUROPEAN FUND
Total Brokerage Commissions                        2,613,492         1,626,011
Brokerage Commissions to Affiliated Broker
Dealers                                                2,050            24,213
INTERNATIONAL EQUITY FUND
Total Brokerage Commissions                           95,633           367,410
Brokerage Commissions to Affiliated Broker
Dealers                                                  127                 -

                                            FISCAL YEAR ENDED FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                10/31/02          10/31/03            10/31/04
                                                --------          --------            --------
INTERNATIONAL OPPORTUNITIES FUND
Total Brokerage Commissions                  $     1,317,222   $       686,238
Brokerage Commissions to Affiliated
Broker Dealers                                         1,370                 -

*The Fund commenced operations on 11/1/01.

          Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by JPMIM, and does not reduce the advisory fees payable to JPMIM by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          In an effort to minimize the potential conflicts of interest that arise with the types of "soft-dollar" transactions described above:

          - Beginning on February 19, 2005, JPMIM will not enter into any NEW soft-dollar arrangement with respect to its U.S. mutual fund clients whereby a broker is paying for services; and

          - All soft-dollar arrangements with respect to U.S. mutual fund clients that were in existence as of February 19, 2005 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by JPMIM.

          Because JPMIM may have soft-dollar commitments with respect to U.S. mutual fund clients that were entered into prior to February 19, 2005, it is expected that there may be annual invoices for bills that are paid by soft-dollar brokers for services that are not to be delivered until a later date. In addition, JPMIM may have unused soft dollar credits with respect to U.S. mutual fund clients in connection with brokerage commissions for periods prior to February 19, 2005. Such soft dollar credits will be used to pay for services from the broker until the soft dollar credit balance is zero. Finally, JPMIM entered into soft-dollar arrangements for services that were provided by brokers prior to February 19, 2005, but for which JPMIM has not yet fulfilled its soft-dollar commitments under those arrangements.

          While JPMIM is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset) with respect to its U.S. mutual fund clients. JPMIM will continue to have some soft-dollar arrangements for other clients and for broker research, including research provided by third party brokers. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they or another broker provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, JPMIM will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution. During the last fiscal year, JPMIM paid $[____] to brokers for third party research.

          In the last fiscal year, JPMIM paid brokerage commissions to brokers who provided research services to JPMIM. For the fiscal year ended [_________], total compensation paid to such brokers by the Funds amounted to $[______].

                               MASSACHUSETTS TRUST

          Each Trust is organized as a Massachusetts business trust and each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trusts are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

          Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

          No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

          Each of the Trusts shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

          The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMIF is comprised of eleven series, JPMMFG is comprised of fourteen series and JPMMFSG is comprised of six series. See "Massachusetts Trust."

          The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of International Value Fund, Emerging Markets Equity and International Opportunities Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. With respect to the International Growth Fund, Japan Fund, Asia Equity Fund European Fund, Small Cap Equity Fund and International Equity Fund, each share of a class of represents an equal proportionate interest in that class with each other share of that class. The shares of each class participate equally in the earnings, dividends and assets of the particular class. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

          Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

          The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

          For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchase, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

          The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

          Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

          In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

          If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

          EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

          Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

          FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

          TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's policies, it is expected that substantially all dividends will be exempt-interest dividends, although the Fund may from time to time recognize and distribute net short-term capital gains and other minor amounts of taxable income.

          Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund's shares held six months of less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

          Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of the Fund's income consisting of such interest.

          FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

          Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

          Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

          Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

          Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

          Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

          SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

          In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

          BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

          CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds have no capital loss carryforwards as of the fiscal year ended.

     FUND                                              AMOUNT           EXPIRATION DATE
     ----                                              ------           ---------------
     INTERNATIONAL VALUE FUND                     $    (1,001,489)         10/31/08
                                                      (35,104,929)         10/31/09
                                                  ---------------
                                                      (36,106,418)**
                                                  ===============
     EMERGING MARKETS EQUITY FUND                      78,708,868          10/31/06
                                                       28,177,633          10/31/07
                                                        2,888,019          10/31/08
                                                       12,743,985          10/31/09
                                                        5,296,745
                                                  ---------------
                                                      127,815,250***       10/31/10
                                                  ===============
     INTERNATIONAL OPPORTUNITIES                      (15,005,377)         10/31/08
                                                      (70,979,742)         10/31/09
                                                      (49,498,306)         10/31/10
                                                      (15,832,667)         10/31/11
                                                  ---------------
                                                     (151,316,092) *
                                                  ===============
     INTERNATIONAL GROWTH FUND                           (234,221)         10/31/09
                                                         (748,119)         10/31/10
                                                         (256,991)         10/31/11
                                                  ---------------
                                                       (1,239,331)
                                                  ===============
     JAPAN FUND                                          (614,113)         10/31/09
                                                         (186,922)         10/31/10
                                                  ---------------
                                                         (801,035)
                                                  ===============
     EUROPEAN FUND                                      3,318,584          10/31/09
                                                  ===============
     ASIA EQUITY FUND                                  (1,170,748)         10/31/10
                                                       (1,490,162)         10/31/11
                                                  ---------------
                                                       (2,660,910)
                                                  ===============
     INTERNATIONAL EQUITY FUND                         (6,120,236)         10/31/09
                                                      (11,448,027)         10/31/10
                                                       (9,912,038)         10/31/11
                                                  ---------------
                                                      (27,480,301)
                                                  ===============

* The above capital loss carryover includes 5,505,014 and 9,500,363 of losses acquired from J.P. Morgan Fleming International Equity Fund, and J.P. Morgan International Opportunities Fund, respectively.
** The above capital loss carryover includes 1,001,489 of losses acquired from J.P. Morgan International Equity Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.
*** The above capital loss carryover includes 6,639,185 of losses acquired from J.P. Morgan Emerging Markets Equity Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

          The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

          FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

          In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

          STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

          Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of each Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

          As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

          Telephone calls to the Funds, the Funds' service providers or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable registration statements. Each such statement is qualified in all respects by such reference.

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or OGDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by OGDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or OGDS to make such offer in such jurisdictions.

          PRINCIPAL HOLDERS. As of January __, 2005, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds:

                                                                               PERCENTAGE
FUND AND CLASS OF SHARES                    NAME AND ADDRESS OF SHAREHOLDER       HELD
-------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND

Institutional Shares

Select Shares

Class A Shares

Class B Shares

EMERGING MARKETS EQUITY FUND

Institutional Shares

Select Shares

Class A Shares

Class B Shares

INTERNATIONAL OPPORTUNITIES FUND

Institutional Shares

Select Shares

Class A Shares

Class B Shares

INTERNATIONAL GROWTH FUND

Class A Shares

Class B Shares

JAPAN FUND

Class A Shares

Class B Shares

ASIA EQUITY FUND

Institutional Shares

Select Shares

Class A Shares

EUROPEAN FUND

Institutional Shares

Select Shares

Class A Shares

Class B Shares

Class C Shares

INTERNATIONAL EQUITY FUND

Select Shares

Class A Shares

Class B Shares

Class C Shares

          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

          The following financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' October 31, 2004 annual reports filing made with the SEC on December __, 2004]. The financial statements are available without charge upon request by calling JPMorgan Funds at (800) 480-4111.

          TRUST                                        ACCESSION NUMBER
          -----------------------------------------------------------------
          J.P. Morgan Institutional Funds              811-7342

          J.P. Morgan Mutual Fund Group                811-5151

          J.P. Morgan Mutual Fund Select Group         811-7843

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS

          The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

          A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

          Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Commercial Paper, Including Tax Exempt

          The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1-Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2-Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3-Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

          Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1-(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2-(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      FITCH

CORPORATE AND MUNICIPAL BONDS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                     PART C
                      J.P.MORGAN MUTUAL FUND SELECT GROUP
                            PART C. OTHER INFORMATION
ITEM 22.   Exhibits


Exhibit
Number
--------
(a)(1)     Declaration of Trust. Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 2, 1996
           (Accession Number 0000950146-96-001743).
(a)(2)     Amendment No. 2 to Declaration of Trust. Incorporated herein from
           Registrant's registration statement on Form N-1A as filed on August
           30, 2002 (Accession Number 0000912057-02-034111).
(a)(3)     Amendment No. 3 to the Declaration of Trust. Incorporated herein from
           Registrant's registration statement on Form N-1A as filed on January
           31, 2003 (Accession Number 0001047469-03-003485).
(a)(4)     Amendment No. 4 to the Declaration of Trust. Incorporated herein from
           Registrant's registration statement on Form N-1A as filed on
           April 30, 2003 (Accession Number 0001047469-03-015666).
(a)(5)     Amendment No. 5 to the Declaration of Trust. Incorporated herein from Registrant's registration statement on Form N-1A as filed on
           April 30, 2003 (Accession Number 0001047469-03-015666).
(b)(1)     By-laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 2, 1996 (Accession Number
           0000950146-96-001743).
(b)(2)     Amendment to By-laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 3, 2003
           (Accession Number 0001047469-03-000252).
(b)(3)     Amendment to By-Laws. Incorporated herein by reference to Exhibit
           (2)(c) to the Registrant's Registration Statement on Form N-14 as
           filed on September 30, 2004 (Accession number 0001104659-04-029057).
(c)        Not applicable.
(d)(1)     Form of Investment Advisory Agreement. Incorporated herein from
           Registrant's registration statement on Form N-1A as filed on October
           2, 1996 (Accession Number 0000950146-96-001743).
(d)(2)     Form of Investment Subadvisory Agreement. Incorporated herein from
           Registrant's registration statement on Form N-1A as filed on October
           2, 1996 (Accession Number 0000950146-96-001743).
           Manhattan Bank and Chase Asset Management (London) Limited
           Incorporated herein from Registrant's registration statement on Form
           N-1A as filed on October 2, 1996 (Accession Number
           0000950146-96-001743).
(d)(3)     Form of Amendment to Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management, Inc. Incorporated herein by reference to Exhibit (6)(c) to the Registrant's Registration
           Statement on Form N-14 as filed on September 30, 2004 (Accession
           Number 0001104659-04-029057).
(e)(1)     Distribution Agreement, dated as of September 1, 2001, Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004. (Accession Number 0000912057-04-000423)
(e)(2)     Form of Amendment to Distribution Agreement, dated as of July 25,
           2002, Incorporated herein by reference to the Registrant's
           Registration Statement as filed on April 29, 2004. (Accession Number
           0000912057-04-000423)
(e)(3)     Form of Distribution Agreement between the Trust and One Group Dealer
           Services, Inc. Incorporated herein by reference to Exhibit (7)(c)
           to the Registrant's Registration Statement on Form N-14 as filed on
           September 30, 2004 (Accession Number 0001104659-04-029057).
(f)        Not applicable.
(g)(1)     Global Custody Agreement, dated March 1, 2003, between JPMorgan
           Chase Bank and the entities listed on the exhibit thereto.
           Incorporated herein from Registrant's registration statement on
           Form N-1A as filed on February 27, 2004 (Accession
           Number 0001047469-04-005964).
(g)(2)     Fee Schedule for Custodian Agreement. Incorporated herein from
           Registrant's registration statement on Form N-1A as filed on January
           3, 2003 (Accession Number 0001047469-03-000252).
(h)(1)(a)  Transfer Agency Agreement, dated September 1, 2001, Incorporated herein by reference to the Registrant's Registration Statement as filed on April 29, 2004. (Accession Number 0000912057-04-000423)
(h)(1)(b)  Form of Transfer Agency Agreement between the Trust and Boston
           Financial Data Services, Inc. Incorporated by reference to
           Exhibit (i) to the Registrant's Registration Statement on Form N-14
           as filed on September 30, 2004 (Accession
           Number 0001104659-04-029057).
(h)(2)(a)  Administration Agreement, dated September 7, 2001. Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 31, 2003 (Accession Number 0001047469-03-003485).
(h)(2)(b)  Form of Administration Agreement between the Trust and One Group
           Administrative Services, Inc. Incorporated herein by reference to
           Exhibit (13)(g) to the Registrant's Registration Statement on
           Form N-14 as filed on September 30, 2004 (Accession
           Number 0001104659-04-029057).
(h)(3)(a)  Form of Shareholder Servicing Agreement, dated September 7, 2001.
           Incorporated herein from Registrant's registration statement on
           Form N-1A as filed on January 31, 2003 (Accession
           Number 0001047469-03-003485).
(h)(3)(b)  Form of Shareholder Servicing Agreement between the Trust and One
           Group Dealer Services, Inc. Incorporated herein by reference to
           Exhibit (h) to the Registrant's Registration Statement on Form N-14
           as filed on September 30, 2004 (Accession
           Number 0001104659-04-029057).
(h)(4)     Fee Waiver Agreement dated February 11, 2004, Incorporated herein by reference to the Registrant's Registration Statement on Form N-14 as
           filed on September 30, 2004 (Accession Number 0001104659-04-029057).
(h)(5)     Securities Lending Agreement, between JPMorgan Chase Bank and the entities listed on the exhibit thereto. Incorporated herein from
           Registrant's registration statement on Form N-1A as filed on
           February 27, 2004 (Accession Number 0001047469-04-005964).
(h)(6)     Amendment to Securities Lending Agreement, between JPMorgan Chase
           Bank and the entities listed on the exhibit thereto. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2004 (Accession Number 0001047469-04-005964).
(h)(7)     Form of Indemnification Agreement. Incorporated herein by reference to Exhibit (j) to the Registrant's Registration Statement on
           Form N-14 as filed on September 30, 2004 (Accession
           Number 0001104659-04-029057).
(i)(1)     Opinion re: Legality of Securities being Registered to be filed by amendment.
(j)(1)     Consent of Independent Accountants Incorporated to be filed by amendment.
(k)        Inapplicable.

(l)           Form of Share Purchase Agreement. Incorporated herein from
              Registrant's registration statement on Form N-1A as filed on
              November 15, 1996 (Accession Number 0000950146-96-002084).
(m)           Form of Combined Amended and Restated Distribution Plan.
              Incorporated herein by reference to Exhibit (10)(b) to the
              Registrant's Registration Statement on Form N-14 as filed on
              September 30, 2004 (Accession Number 0001104659-04-029057).
(n)(1)        Rule 18f-3 Multi-Class Plan, between JPMorgan Chase Bank and the entities listed on the exhibit thereto. Incorporated herein from
              Registrant's registration statement on Form N-1A as filed on
              February 27, 2004 (Accession Number 0001047469-04-005964).
(n)(2)        Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan.
              Incorporated herein by reference to Exhibit (10)(c) to the
              Registrant's Registration Statement on Form N-14 as filed on
              September 30, 2004 (Accession Number 0001104659-04-029057).
(o)           Reserved.
(p)(1)        Code of Ethics for Funds. Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 31, 2003
              (Accession Number 0001047469-03-003485).
(p)(2)        Code of Ethics of JPMFD, between JPMorgan Chase Bank and the entities listed on the exhibit thereto. Incorporated herein from
              Registrant's registration statement on Form N-1A as filed on
              February 27, 2004 (Accession Number 0001047469-04-005964). .
(p)(3)        Code of Ethics of Advisers. Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 31, 2003
              (Accession Number 0001047469-03-003485).
(p)(4)        Effective February 19, 2005, Section 12 of the written Supervisory
              Procedures for One Group Dealer Services, Inc. incorporated herein from Registrant's post-effective amendment No. 28 to its registration statement on Form N-1A filed on October 29, 2004.
Ex. 99(a)     Powers of Attorney for:
              William J. Armstrong, Roland R. Eppley, Jr., Dr. Matthew Goldstein, Ann
              Maynard Gray, Matthew Healey, Robert J. Higgins, William G. Morton, Jr.,
              Fergus Reid, III, James J. Schonbachler and Leonard M. Spalding, Jr.,
              dated April 15, 2004, Incorporated herein by reference to the
              Registrant's Registration Statement as filed on April 29, 2004.
              (Accession Number 0000912057-04-000423)


ITEM 23.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 24.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (1) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (2) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (2) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (3) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25.  Business and Other Connections of the Investment Adviser

The business of J.P. Morgan Investment Management Inc. (JPMIM) is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of JPMIM is currently listed in the investment advisor registration on Form ADV for JPMIM (File No. 801-21011).

ITEM 26.  Principal Underwriters


          (a)(1) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares for the period through February 18, 2005. J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

           Fleming Mutual Fund Group, Inc.
           Growth and Income Portfolio
           J.P. Morgan Funds
           J.P. Morgan Fleming Series Trust
           J.P. Morgan Institutional Funds
           J.P. Morgan Mutual Fund Series
           J.P. Morgan Series Trust
           J.P. Morgan Series Trust II
           J.P. Morgan Mutual Fund Group
           J.P. Morgan Mutual Fund Investment Trust
           J.P. Morgan Mutual Select Group
           J.P. Morgan Mutual Select Trust
           J.P. Morgan Mutual Fund Trust
           Mutual Fund Variable Annuity Trust
           JPMorgan Value Opportunities Fund, Inc.
           Undiscovered Managers Funds

             (2) Effective February 19, 2005, One Group Dealer Services, Inc.
                 will become the principal underwriter of the Registrant's shares. One Group Dealer Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. One Group Dealer Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. As of the date of this post-effective amendment, One Group Dealer Services, Inc. acts as principal underwriter for the following investment company:
                 One Group Mutual Funds.

          (b)(1) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.



                                    POSITION AND OFFICES                                POSITION AND OFFICES
NAME AND ADDRESS                    WITH THE DISTRIBUTOR                                   WITH REGISTRANT
-----------------                   --------------------                                --------------------
Charles Linn Booth                  Vice President/Assistant Compliance Officer          None
3435 Stelzer Road
Columbus, OH 43219

James L. Fox                        Director/Treasurer                                   None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                       Director/Secretary                                   None
90 Park Ave.
New York, NY 10016

Edward S. Forman                    Assistant Secretary                                  None
90 Park Ave.
New York, NY 10016

Stephen Hoffman                     Financial Operations Officer                         None
3435 Stelzer Road
Columbus, OH 43219

Richard F. Froio                    Vice President/ Chief Compliance Officer             None
60 State Street
Boston, MA 02109

William J. Tomko                    President                                            None
3435 Stelzer Road
Columbus, OH 43219



             (2) The directors and officers of One Group Dealer Services, Inc.
                 are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.



                           POSITIONS AND OFFICES WITH ONE
       NAME                  GROUP DEALER SERVICES, INC.               POSITIONS WITH REGISTRANT
       ----                ------------------------------              -------------------------
David Thorp             President                                  None
Robert L. Young         Vice President                             Senior Vice President
Michael R. Machulski    Director, Vice President and Treasurer     None
Nancy E. Fields         Vice President                             Assistant Secretary
Scott E. Richter        Secretary                                  Secretary and Chief Legal Officer
Jessica K. Ditullio     Assistant Secretary                        Assistant Secretary
Charles Wooding         Assistant Treasurer                        None



          (c) Not applicable.

ITEM 27.  Location of Accounts and Records


     All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

     J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

     J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).

     One Group Dealer Services, Inc., the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

     JPMorgan Chase Bank, at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).

     One Group Administrative Services, Inc., the Registrant's administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

     DST Systems Inc., the Registrant's transfer agent (through February 18,
2005), 210 West 10th Street, Kansas City, MO 64105

     Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy,
Massachusetts 02171.


ITEM 28.  Management Services

          Not applicable

ITEM 29.  Undertakings

                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                    SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 29th day of October, 2004.


                                      J.P. MORGAN MUTUAL FUND SELECT GROUP


                                      By:  /s/ George C.W. Gatch
                                         ------------------------------------
                                           George C.W. Gatch
                                           President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of October, 2004.




Fergus Reid, III*                     Robert J. Higgins*
-------------------------             ---------------------------
Fergus Reid, III                      Robert J. Higgins
Trustee and Chairman                  Trustee

William J. Armstrong*                 James J. Schonbachler*
-------------------------             ---------------------------
William J. Armstrong                  James J. Schonbachler
Trustee                               Trustee

Roland R. Eppley, Jr.*                Leonard M. Spalding*
-------------------------             ---------------------------
Roland R. Eppley, Jr.                 Leonard M. Spalding
Trustee                               Trustee

Ann Maynard Gray*                     William G. Morton, Jr.*
-------------------------             ---------------------------
Ann Maynard Gray                      William G. Morton
Trustee                               Trustee

Matthew Healey*                       Dr. Matthew Goldstein*
-------------------------             ---------------------------
Matthew Healey                        Dr. Matthew Goldstein*
Trustee                               Trustee


*By /s/ Patricia A. Maleski
    --------------------------------
         Patricia A. Maleski
                 Attorney-in-Fact

By  /s/ Stephanie J. Dorsey
    --------------------------------
         Stephanie J. Dorsey
                 Treasurer

By  /s/ George C.W. Gatch
    --------------------------------
          George C.W. Gatch
                 President